May 1, 2023
SUMMARY PROSPECTUS FOR NEW INVESTORS IN
Group Variable Universal Life Insurance Policies
Issued by Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company
This Summary Prospectus summarizes key features of the Group Variable Universal Life Policies (“Group Policies”) and the certificates issued under the Group Policies (“Certificates”) of Metropolitan Life Insurance Company (“Metropolitan Life,” “MetLife,” “we,” “our,” “us” or “the Company”).
Before you invest, you should also review the Prospectus for the Group Policies and the Certificates which contains more information about the Group Policies’ and the Certificates’ features, benefits, and risks. You can find this document and other information about the Group Policies’ and the Certificates online at https://dfinview.com/metlife/TAHD/MET000225. You can also obtain this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
You may cancel your Certificate within the later of: 10 days after you receive the Certificate and 45 days after we receive the completed enrollment form without paying fees or penalties. In some states, this cancellation period may be longer. If you return the Certificate, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires). You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.
Neither the Securities and Exchange Commission (“ SEC”) nor any state securities authority has approved or disapproved these securities, nor have they determined if this Summary Prospectus or the Prospectus to which it relates is accurate or complete. This Summary Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Summary Prospectus, or the Prospectus to which it relates or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CERTIFICATE
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges
You may be subject to transaction charges if you surrender your
Certificate or make a partial withdrawal. You may also be charged for other transactions, such as when you make a premium payment or transfer cash value between investment options, or exercise your
Accelerated Benefits Option Rider.
“Charges and Deductions — Charges Deducted from Premiums; Other Charges”
Ongoing Fees and Expenses (annual charges)
In addition to charges described above, an investment in the
Certificate is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction
covering the cost of insurance under the Certificate and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person, as well as the Group characteristics). There is also a monthly administration fee. Please refer to the specifications page of your Certificate for applicable rates.
You will also bear expenses associated with the Portfolios available under your Certificate, as shown in the following table:
“Charges and Deductions – Charges Included in the Monthly Deduction” “Charges and Deductions – Charges against the Separate Account”
	ANNUAL FEE	MIN	MAX
	Investment options ( Portfolio fees and charges)	0.28%	0.85%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Certificate, including loss of principal.			“Principal Risks”
Not a Short-Term Investment
The Certificates are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make
premium payments and you may also pay a transaction charge when surrendering the Certificate. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
“Principal Risks”
Risks Associated with Investment Options
An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the
performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account investment option)
has its own unique risks. You should review the investment options before making an investment decision.
“Principal Risks”
Insurance Company Risks
Investments in the Certificate are subject to the risks related to
Metropolitan Life, including any obligations (including under any
Fixed Account investment option), guarantees, and benefits of the
Certificate, which are subject to the claims paying ability of
Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124 or by visiting https://www.metlife.com/about-us/corporate-profile/ratings.
“Principal Risks”

Contract Lapse
Your Certificate may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the Cash Surrender Value under your Certificate is insufficient to cover the monthly deduction. Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences. If the Certificate lapses, no death benefit will be paid. A Certificate may be reinstated if the conditions for reinstatement are met including the payment of required premiums.
“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
At the present time, no charge is assessed against the cash value of a
Certificate when amounts are transferred among the Divisions of the
Separate Account and between the Divisions and the Fixed Account, but we reserve the right to impose a charge of $25 to cover
administrative costs incurred in processing any transfer. Certificate
Owners may transfer cash value between and among the Divisions and the Fixed Account. In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any
Certificate year is the greater of: (i) $200 and (ii) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years). Restrictions may apply to frequent transfers.

Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the
Certificate.
“Cash Value, Transfers and Withdrawals – Cash Value Transfers”
Optional Benefits
Rider availability is subject to your Employer making the rider available. Depending upon your Employer’s requirements, certain
Certificate riders may only be able to be added to in force
Certificates during the Employer’s annual enrollment. With respect to the dependent life benefit (child coverage, or spouse coverage), depending upon your Employer's elected rider benefit, you may also need to be on active status. You should check with your Employer regarding the availability of riders and whether you need to be on active status to elect the dependent life benefit (child coverage, or spouse coverage).
“Optional Rider Benefits”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Certificate.

Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.

Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences.
“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of a Certificate, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
“Sales of Certificates”

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Certificate. You should only exchange your Certificate if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing
Certificate.
“Sales of Certificates”
OVERVIEW OF THE CERTIFICATE
Purpose of the Certificate
The Certificate is designed for use in Employer -sponsored life insurance programs to provide Employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Certificate may be appropriate for an investor who has a longer time horizon, is not purchasing the Certificate for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
You can make premium payments, through: (i) Payroll Deduction-Where provided by your Employer , you may pay premiums through payroll deduction. Your Employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your Employer may send payroll deductions to us as much as 30 days after the deduction is made; (ii) Planned periodic payments-If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually. The first premium may not be less than the planned premium; and (iii) Unscheduled premium payment option-You also can make other premium payments at any time which must be at least $100. You may not pay premiums that exceed tax law premium limitations for life insurance policies. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s Cash Surrender Value. Insufficient premiums may result in lapse of the Certificate. Premiums may be allocated among the investment options including the Fixed Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Certificate
The Certificate has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Transfers and Systematic Investment Strategies. You may transfer cash value among the Divisions and the Fixed Account, subject to certain limits, including restrictions on frequent transfers . If elected by your Employer, you may also choose the RebalancerSM, a systematic investment strategy.
Specified Face Amount of Insurance. Within certain limits, you may choose your specified face amount of insurance when the Certificate is issued. You may also increase the amount at certain times determined by your Employer and subject to our underwriting requirements. In certain cases, we will automatically increase the specified face amount at each Employee's salary increase on dates chosen by the Employer . You may also decrease the specified face amount.

Standard Death Benefit. The standard death benefit is the specified face amount of the Certificate plus the Certificate cash value at the date of death of the covered person.
Surrenders, Partial Withdrawals and Loans. Within certain limits, you may take partial withdrawals and loans from the Certificate. You may also surrender your Certificate for its Cash Surrender Value.
Tax Advantages. If you meet certain requirements, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Certificate, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. The death benefit may be subject to federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.
If the Certificate is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, during the first 15 Certificate years, in certain circumstances, a distribution may be subject to tax on an income-out-first basis if there is a gain in the Certificate (which is generally when your cash value exceeds the cumulative premiums you paid). Moreover, loans will generally not be treated as distributions prior to termination of your Certificate, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Certificate that is not a modified endowment contract are subject to the 10% penalty tax.
Optional Rider Benefits. You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. These are the Disability Waiver of Monthly Deduction Benefit, Accelerated Benefits Option, Accidental Death Benefit, Accidental Death or Dismemberment Benefit and Dependent Life Benefits (spouse coverage and children coverage). We will deduct any charges for the rider(s) as part of the monthly deduction.
Paid-Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit. (“Paid-up” means no further premiums are required.)
STANDARD DEATH BENEFITS
Insurance Proceeds
If the Certificate is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the insured’s death.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest and to which the accountholder has immediate and full access, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by applicable state law.
Unless otherwise requested and subject to state law, the Certificate’s death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account (if the death proceeds meet the required minimum). The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
The insurance proceeds equal:
•
The death benefit provided on the date of death or the alternate death benefit; plus
•
Any additional insurance proceeds provided by rider; minus
•
Any unpaid Certificate loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.
The amount of the death benefit that exceeds the Certificate’s cash value is paid from our general account. Death benefit amounts paid from our general account are subject to the claims of our creditors.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary , Policy Owner or the Certificate Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Certificate’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact your Administrative Office at (800) 756-0124 in order to make a change to your Beneficiary designation.
Standard Death Benefit
The death benefit varies and equals the specified face amount of insurance of the Certificate plus the cash value on the date of death.
Alternate Death Benefit
In order to ensure that the Certificate qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit described above. The alternate death benefit is calculated by multiplying the Certificate’s cash value by a prescribed percentage. The prescribed percentage is determined by the covered person’s age at the time of the calculation and declines as the covered person grows older. The alternate death benefit is as follows:
Age of Covered Person at Death	% of Cash Value*
40 and less	250%
45	215%
50	185%
55	150%
60	130%

Age of Covered Person at Death	% of Cash Value*
65	120%
70	115%
75 to 90	105%
95	100%
*
For the ages not listed, the percentage decreases by a ratable portion for each full year.
During any period when your cash value is high enough that the alternate death benefit applies, your charges for insurance costs will be higher, since the effective amount of your coverage will be greater. In no event will the death benefit be less than the minimum insurance amount required under current federal income tax rules applicable to the definition of life insurance as in effect on the date your Certificate is issued.
Specified Face Amount
The specified face amount is the basic amount of life insurance specified in the Certificate. The Minimum Specified Face Amount is the smallest amount of specified face amount for which a Certificate may be issued, and is set forth in the Certificate. This amount will never be less than $10,000.
Generally, you may change your specified face amount subject to certain limitations. Any change you request will be effective on the monthly anniversary on or next following our approval of your request. You are permitted to decrease the specified face amount to as low as the Minimum Specified Face Amount set forth in the Certificate.
You may request an increase on dates determined by your Employer and set forth in the Certificate. If you are a qualifying Employee, we will make automatic increases in the specified face amount when your salary increases on a date or dates determined by your Employer . However, you can notify us in writing at any time that you do not desire such automatic increases in the future. Any requirements as to the minimum amount of an increase are set forth in the Certificate. Any increase is subject to our underwriting rules which may include a requirement for evidence satisfactory to us of the covered person’s insurability.
Before you change your specified face amount you should consider the following:
•
The insurance portion of your death benefit will change. This will affect the insurance charges, cash value and death benefit levels;
•
Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Certificate years, could then be taxed on an income first basis, even if the Certificate is not a modified endowment contract;
•
The amount of additional premiums that the tax laws permit you to pay into the Certificate may increase or decrease. The additional amount you can pay without causing the Certificate to be a modified endowment contract for tax purposes may also increase or decrease; and
•
The Certificate could become a modified endowment contract in certain circumstances.

OTHER BENEFITS AVAILABLE UNDER THE CERTIFICATE
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in “Additional Information about Fees.”
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description Of Restrictions Or Limitations
Disability Waiver of Monthly Deduction Benefit	This rider provides for the waiver of certain monthly deductions, upon proof of total disability.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Dependent Life Benefit — Children’s Term Insurance Benefit	This rider provides term life insurance coverage for the Employee's children.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer's elected rider
benefit, you may also need to
be on active status. You
should ask your Employer if
this benefit is included and
whether you need to be on
active status in order to elect
it.

Dependent Life Benefit — Spouse Term Insurance Benefit	This rider provides term life insurance coverage for the Employee's spouse.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer's elected rider
benefit, you may also need to
be on active status. You
should ask your Employer if
this benefit is included and
whether you need to be on
active status in order to elect
it.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description Of Restrictions Or Limitations
Accidental Death Benefit	This rider provides benefits on the death of the covered person due to an accident.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Accelerated Benefits Rider	This rider permits the insured to accelerate a portion of the applicable death benefit if the Employee is terminally ill as defined in the rider.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Accidental Death or Dismemberment Benefit	This rider provides benefits on the death or dismemberment of the covered person due to an accident.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Paid-Up Certificate Benefit	Terminates the death benefit (and any riders in effect) and uses all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit.	Standard
The paid-up benefit must not
be more than can be
purchased using the
Certificate’s Cash Surrender
Value, more than the death
benefit under the Certificate
at the time you choose to use
this provision, or less than
$10,000.

Rebalancer(SM)	Allows you to redistribute amounts in the Fixed Account and the Divisions in the same proportion that the net premium are then being allocated on a quarterly basis.	Standard	You may elect this option if your Employer makes it available. You should ask your Employer if this option is available.

BUYING THE CERTIFICATE
Issuing a Group Policy and a Certificate
We will issue a Certificate to you as Owner. Unless your Employer has reserved otherwise, you will have all the rights under the Certificate, including the ability to name a new Owner or contingent Owner.
We may issue a Group Policy to an employer or association (“Employer”) or to a trust through which an employer participates. Generally, the minimum number of people in a group that is required before we will issue a Group Policy directly to an employer is 200 lives. However, we reserve the right to issue a Group Policy or provide coverage to an employer that does not meet this minimum.
Employees of Employers and members of associations (“ employees”) may own Certificates issued under their Employer’s Group Policy. If you want to own a Certificate, then you must complete an enrollment form, which must be received by the Administrative Office. We reserve the right to reject an enrollment form for any reason permitted by law, and our acceptance of an enrollment form is subject to our underwriting rules.
Generally, we will issue a Certificate only to an eligible Employee, or a spouse of an eligible Employee when permitted by the Employer. The person upon whose life the Certificate is issued is called the covered person. The Owner is generally the Employee unless the enrollment form designates someone else as Owner. For the purpose of computing the covered person’s age under the Certificate, we start with the covered person’s age on a day selected by your Employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your Employer and us.
The Date of Certificate is set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).
Payment of Premiums
You can make planned periodic premium payments and unscheduled premium payments. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s Cash Surrender Value . If the Cash Surrender Value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction.
Paying Premiums
You can make premium payments, subject to certain limitations discussed below, through:
•
Payroll Deduction: Where provided by your Employer, you may pay premiums through payroll deduction. Your Employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your Employer may send payroll deductions to us as much as 30 days after the deduction is made.
•
Planned periodic payments: If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually.
•
Unscheduled premium payment option: You also can make other premium payments at any time.
We do not accept premiums made in cash or by money order.

If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.
Please note that if your Employer does not remit premiums on a timely basis in accordance with the established premium payment schedule, you may not participate in the investment experience under your Certificate until the premium has been received and credited to your Certificate in accordance with our established administrative procedures.
Maximum and Minimum Premium Payments
•
The first premium may not be less than the planned premium.
•
Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
•
You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Certificate from terminating. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a Modified Endowment Contract (“MEC”), we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. In addition, we will notify you if your Policy becomes a MEC for any other reason and you may request that we refund any premium received that would cause the Certificate to become a MEC, increase your face amount so that the Policy does not become a MEC or acknowledge that you want your Policy to become a MEC.
HOW YOUR CERTIFICATE CAN LAPSE
Certificate Termination and Reinstatement
Termination. We will terminate the Certificate without any Cash Surrender Value or death benefit if:
•
The Cash Surrender Value on any monthly anniversary is less than the monthly deduction; and
•
We do not receive a sufficient premium payment within the grace period to cover the monthly deduction. We will mail you notice if any grace period starts. The grace period is the greater of (a) 61 days measured from the monthly anniversary and (b) 30 days after the notice is mailed.
•
Your Certificate can also terminate in some cases if your Employer ends its participation in the Group Policy. This is discussed in detail under “Other Certificate Provisions — Effect of Termination of Employer Participation in the Group Policy” below.
Effect of Termination of Employer Participation in the Group Policy
Your Employer can terminate its participation in the Group Policy. In addition, we may also terminate your Employer’s participation in the Group Policy if either:
1.
during any twelve month period, the total specified face amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate); or
2.
your Employer makes available to its Employees another life insurance product;

Both your Employer and MetLife must provide ninety days written notice to the other as well as to you before terminating participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through payroll deduction and that no new Certificates will be issued to Employees in your Employer’s group.
You will remain an Owner of your Certificate if:
•
you are an Owner of a Certificate that has become portable (as discussed below) not later than the Certificate monthly anniversary prior to termination of your Employer’s participation; or
•
you are an Owner who exercised the paid-up Certificate provision not later than the last Certificate monthly anniversary prior to notice being sent to you of the termination.
For all other Owners,
•
If your Employer replaces your group coverage with another life insurance product that is designed to have cash value,
•
we will terminate the Certificate and
•
we will transfer your Cash Surrender Value to the other life insurance product (or pay your Cash Surrender Value to you if you are not covered by the new product). Any outstanding loan may be taxable.
•
If the other life insurance product is not designed to have cash value,
•
we will terminate your Certificate and
•
we will pay your Cash Surrender Value to you. In such case, the federal income tax consequences to you would be the same as if you surrendered your Certificate.
If your Employer does not replace your group coverage with another life insurance product, then, depending on the terms of the Certificate,
•
you may have the option of choosing to become an Owner of a portable Certificate or a paid-up Certificate, and
•
you may have the option of purchasing insurance based on the “conversion” rights set forth in the Certificate and of receiving the Cash Surrender Value of the Certificate. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.
Portable Certificate. A Certificate becomes “portable” when an event specified in the Certificate occurs. These events may include:
•
termination of the payroll deduction plan with no successor carrier;
•
other termination of the covered person’s employment; or
•
the sale by your Employer of the business unit with which the covered person is employed.
If you become the Owner of a portable Certificate, the current cost of insurance may change, but it will never be higher than the guaranteed cost of insurance. Also, we may no longer consider you a member of your Employer’s group for purposes of determining cost of insurance rates and charges.
Reinstatement. The following applies unless the Group Policy has been terminated and you would not have been permitted to retain your Certificate on a portable or paid-up basis. Upon your request, we will reinstate the Certificate, subject to certain terms and conditions that the Certificate provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. If you meet the requirements to reinstate a lapsed Certificate, your face amount will be reinstated to the amount in effect immediately prior to the lapse.

You also must provide us with:
•
A written request for reinstatement; and
•
Evidence of insurability that we find satisfactory; and
•
An additional premium amount that the Certificate prescribes for this purpose.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CERTIFICATE
Surrender and Withdrawal Privileges
You can surrender the Certificate for its Cash Surrender Value. We may ask you to return the Certificate before we honor your request to surrender the Certificate. The proceeds will be paid in a single sum. If the insured dies after you surrender the Certificate but before the end of the Certificate month in which you surrendered the Certificate, we will pay your beneficiary an amount equal to the difference between the Certificate’s death benefit and its cash value, computed as of the surrender date.
You can make partial withdrawals if the withdrawal is at least $200.
Surrender and withdrawal requests are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at your Administrative Office. (Exceptions to this general rule are noted below.)
A Valuation Period is the period between two successive Valuation Dates. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next succeeding Valuation Date . The close of regular trading is 4:00 p.m., Eastern Time on most days.
The Valuation Date is each day on which the Exchange is open for trading.
The Certificate includes a description of your rights to make partial withdrawals. If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Certificate. We will deduct your withdrawal from the Fixed Account and each of the Divisions of the Separate Account in the same proportion that the Certificate’s cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the Divisions.
As regards payment of amounts attributable to a check, we can wait for a reasonable time (15 days or less) to let the check clear.
Before surrendering the Certificate or requesting a partial withdrawal you should consider the following:
•
Transaction fees of up to $25 (but not greater than 2% of the amount withdrawn) may apply, if the Certificate so states;
•
Amounts received may be taxable as income and, if your Certificate is a modified endowment contract, subject to certain tax penalties;
•
If you also decrease your specified face amount at the time of the withdrawal, the Certificate could become a modified endowment contract; and
•
For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal. In some cases you may be better off taking a Certificate loan, rather than a partial withdrawal.

ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to your Certificate’s specifications page for information about the specific fees you will pay each year based on the options that you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender or make withdrawals from the Certificate, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
State premium tax charge[1]	On payment of premium	2.55% [2]
Federal premium tax charge[1]	On payment of premium	0.35% of each premium payment
Surrender, withdrawal and loan transaction fees[3]	On surrender, withdrawal or loan	$25
Transfer Fee	On transfer of cash value among Divisions or to or from the Fixed Account	$25 per transfer[4]
Accelerated Benefits Rider Adminis- trative Charge	At the time the Benefit is paid.	$150[4]
1
Rather than deducting this charge from each premium payment you make, we have the option of deducting an equivalent amount as part of the monthly deduction. In that case, the amount of the deduction will be based on the amount of premium payments received under all Certificates issued in connection with the Group Policy. We will waive the state premium tax charge for Internal Revenue Code (the “Code”) Section 1035 exchanges from any other policy to a Certificate. We will also waive the state premium tax charge, as well as the charge for expected federal taxes attributable to premiums for 1035 exchanges, from another MetLife policy to a Certificate.
2
Currently, we are charging covered Employer groups rates up to 2.55%, which reflect the average state premium taxes currently being charged for the group. There is no specific maximum rate we may charge.
3
The transaction fee is the lesser of 2% of the amount withdrawn or $25.00. Generally, we will not make any transaction charge for the surrender of a Certificate because of the termination of an Employer’s participation in the Group Policy. We are not currently imposing this charge. See your Certificate for more details.
4
We are currently waiving this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
	When Charge is Deducted	Amount Deducted
Base Contract Charges:
Cost of term insurance(1)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured (2)		$0.26 per $1,000 of net amount at risk

	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge(3)	Daily	Effective annual rate of 0.90% of the cash value in the Separate Account
Administration charge(4)	Monthly	$5
Loan Interest Spread(5)	Annually	Annual rate of 2% of the loan amount
Optional Benefit Charges:
Disability waiver of monthly deduction benefit(2),(6)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $100 of waived premium
•Charge for a Representative Insured (2)		$0.26 per $100 of waived premium
Accidental death benefit(2),(6)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured(2)		$0.26 per $1,000 of net amount at risk
Accidental death or dismemberment benefit(2),(6)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured(3)		$0.40 per $1,000 of net amount at risk
Dependent life benefits ( spouse coverage only)(2)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured (2)		$0.26 per $1,000 of net amount at risk
Dependent life benefits (children coverage only)(2)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured(2)		$0.26 per $1,000 of net amount at risk
1
The cost of insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. The cost of insurance charge may not be representative of the charge that any particular Certificate Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Certificate based on various assumptions.
2
A Representative Insured is a person that is age 45 in a hypothetical group derived from all groups to whom the Group Policy is offered. The Charge for a Representative Insured under the Dependent life coverage (children coverage) is the current charge that a Certificate Owner pays for all the Certificate Owner’s children covered under the rider.
3
Currently, we charge an effective annual rate of .45% of the cash value in the Separate Account. There may be differences in this charge for different Employer groups based on differences in the levels of mortality and expense risks.
4
This charge for a Certificate may vary based on differences in the levels of administrative services performed by us and by the Employer for the specific group under which the Certificate is issued. Currently, we charge between $0 and $3 per certificate. For certain groups, this charge is included in the overall cost of insurance charge.
5
We charge interest on Certificate loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. Currently the spread is equal to an annual rate of 0.25% of the loan amount.
6
The maximum charge for these riders does not increase the maximum charge outlined under the maximum charge of the Cost of Term Insurance.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Certificate. A complete list of the Portfolios available under the Certificate, including their annual expenses, may be found in Appendix A.

Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.85%

GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at (800) 756-0124.
Age: For the purpose of computing the covered person’s age under the Certificate, we start with the covered person’s age on a day selected by your Employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your Employer and us.
Beneficiary — The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.
Cash Surrender Value — The Cash Value of a Certificate on the date of surrender, less any outstanding loans, including accrued and unpaid loan interest, accrued and unpaid monthly deductions and any surrender transaction fee.
Date of Certificate: a date set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).
Date of Receipt: The date on which a request is effective and is generally the end of the Valuation Period during which we receive the request at our Administrative Office.
Division — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date of the Certificate — The date on which insurance coverage shall take effect for an Insured.
Employee — A person who is employed by an Employer and members of associations.
Employer — The Employer or association that is issued a Group Policy or participates in the Group Policy issued to the trust.
Final Date — The Certificate anniversary on which the covered person reaches age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law.
Fixed Account — The Certificate option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 3%. We may credit higher rates of interest, but are not obligated to do so. The Fixed Account is part of the Company’s general account. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.
Fund – An underlying mutual fund in which the Separate Account assets are invested.

General Account — The assets of Metropolitan Life other than those allocated to the Separate Account or any other separate account .
Group Policy — A group variable universal life insurance policy issued by the Company to an Employer or to a trust through which an Employer participates. or to the MetLife Group Insurance Trust or similar trust.
Insured —  The person whose life is insured under a Certificate.
Investment Start Date — Your Investment Start Date is the Date of Receipt of your first premium payment with respect to the Certificate, or, if later, the Date of Receipt of your enrollment form.
Loan Account  — The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company’s general account assets.
Monthly Anniversary — The same date in each succeeding month as the Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium charges.
Owner (or you) — The Owner of a Certificate, as designated in the application or as subsequently changed.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division’s assets are invested.
SEC (or the Commission)  — The Securities and Exchange Commission.
Separate Account — Metropolitan Life Insurance Company Separate Account UL, a separate investment account established by the Company to receive and invest the netpremiums paid under the Certificate.
Specified Face Amount  —  The specified face amount is the basic amount of life insurance specified in the Certificate while the Certificate remains in force.
Spouse — An Employee's legal spouse.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates , commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CERTIFICATE
The following is a list of the Portfolios currently available under the Certificate. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000225. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited (subsidiary of Baillie Gifford & Co.)	0.73%	-28.60%	-0.23%	4.45%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	-14.15%	0.32%	1.55%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	-17.08%	5.67%	8.30%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	-19.02%	8.82%	12.46%
Allocation	Freedom 2010 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.40%	-13.53%	2.80%	4.94%
Allocation	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.48%	-15.69%	3.73%	6.07%
Allocation	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.54%	-16.87%	4.61%	7.49%
Allocation	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.63%	-18.22%	5.89%	8.71%
Allocation	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.63%	-18.22%	5.89%	8.80%
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.70%	-28.15%	6.39%	10.57%
A-1

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	-31.70%	3.03%	8.05%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	-13.09%	-0.18%	0.82%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	-14.47%	1.40%	4.39%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	-20.23%	4.09%	9.00%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
US Equity	MFS® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.56%	-5.98%	7.51%	11.28%
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	-62.47%	5.73%	8.62%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	-22.15%	6.11%	11.35%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.55%	-16.66%	0.18%	2.19%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-2

To learn more about the Certificate, you should read the Prospectus and SAI dated the same date as this Summary Prospectus which are incorporated herein by reference and are legally a part of this Summary Prospectus. They include additional information about the Certificates and the Separate Account. You can find these documents on line at dfinview.com/metlife/tahd/ MET000225. For a free copy of the Prospectus and SAI, to receive free personalized illustrations of death benefits and Cash Values , and to request other information about the Certificate, please call (800)756-0124, send an email request to GVULeservice@metlifecommercial.com or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
EDGAR ID: C000011874